Exhibit 99.1 Business Update January 2021Exhibit 99.1 Business Update January 2021

Forward Looking Statements This document contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. When Welltower uses words such as “may,” “will,” “intend,” “should,” “believe,” “expect,” “anticipate,” “project,” “pro forma,” “estimate” or similar expressions that do not relate solely to historical matters, Welltower is making forward-looking statements. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that may cause Welltower’s actual results to differ materially from Welltower’s expectations discussed in the forward-looking statements. This may be a result of various factors, including, but not limited to: the duration and scope of the COVID-19 pandemic; the impact of the COVID-19 pandemic on occupancy rates and on the operations of Welltower and its operators/tenants; actions governments take in response to the COVID-19 pandemic, including the introduction of public health measures and other regulations affecting Welltower’s properties and the operations of Welltower and its operators/tenants; the effects of health and safety measures adopted by Welltower and its operators/tenants related to the COVID-19 pandemic; increased operational costs as a result of health and safety measures related to COVID-19; the impact of the COVID-19 pandemic on the business and financial condition of operators/tenants and their ability to make payments to Welltower; disruptions to Welltower's property acquisition and disposition activity due to economic uncertainty caused by COVID-19; general economic uncertainty in key markets as a result of the COVID-19 pandemic and a worsening of global economic conditions or low levels of economic growth; the status of capital markets, including availability and cost of capital; uncertainty from the expected discontinuance of LIBOR and the transition to any other interest rate benchmark; issues facing the health care industry, including compliance with, and changes to, regulations and payment policies, responding to government investigations and punitive settlements and operators’/tenants’ difficulty in cost effectively obtaining and maintaining adequate liability and other insurance; changes in financing terms; competition within the health care and seniors housing industries; negative developments in the operating results or financial condition of operators/tenants, including, but not limited to, their ability to pay rent and repay loans; Welltower’s ability to transition or sell properties with profitable results; the failure to make new investments or acquisitions as and when anticipated; natural disasters and other acts of God affecting Welltower’s properties; Welltower’s ability to re-lease space at similar rates as vacancies occur; Welltower’s ability to timely reinvest sale proceeds at similar rates to assets sold; operator/tenant or joint venture partner bankruptcies or insolvencies; the cooperation of joint venture partners; government regulations affecting Medicare and Medicaid reimbursement rates and operational requirements; liability or contract claims by or against operators/tenants; unanticipated difficulties and/or expenditures relating to future investments or acquisitions; environmental laws affecting Welltower’s properties; changes in rules or practices governing Welltower’s financial reporting; the movement of U.S. and foreign currency exchange rates; Welltower’s ability to maintain Welltower’s qualification as a REIT; key management personnel recruitment and retention; the impact of our senior leadership transition; and other risks described in Welltower’s reports filed from time to time with the SEC. Finally, Welltower undertakes no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events or otherwise, or to update the reasons why actual results could differ from those projected in any forward-looking statements. 2Forward Looking Statements This document contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. When Welltower uses words such as “may,” “will,” “intend,” “should,” “believe,” “expect,” “anticipate,” “project,” “pro forma,” “estimate” or similar expressions that do not relate solely to historical matters, Welltower is making forward-looking statements. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that may cause Welltower’s actual results to differ materially from Welltower’s expectations discussed in the forward-looking statements. This may be a result of various factors, including, but not limited to: the duration and scope of the COVID-19 pandemic; the impact of the COVID-19 pandemic on occupancy rates and on the operations of Welltower and its operators/tenants; actions governments take in response to the COVID-19 pandemic, including the introduction of public health measures and other regulations affecting Welltower’s properties and the operations of Welltower and its operators/tenants; the effects of health and safety measures adopted by Welltower and its operators/tenants related to the COVID-19 pandemic; increased operational costs as a result of health and safety measures related to COVID-19; the impact of the COVID-19 pandemic on the business and financial condition of operators/tenants and their ability to make payments to Welltower; disruptions to Welltower's property acquisition and disposition activity due to economic uncertainty caused by COVID-19; general economic uncertainty in key markets as a result of the COVID-19 pandemic and a worsening of global economic conditions or low levels of economic growth; the status of capital markets, including availability and cost of capital; uncertainty from the expected discontinuance of LIBOR and the transition to any other interest rate benchmark; issues facing the health care industry, including compliance with, and changes to, regulations and payment policies, responding to government investigations and punitive settlements and operators’/tenants’ difficulty in cost effectively obtaining and maintaining adequate liability and other insurance; changes in financing terms; competition within the health care and seniors housing industries; negative developments in the operating results or financial condition of operators/tenants, including, but not limited to, their ability to pay rent and repay loans; Welltower’s ability to transition or sell properties with profitable results; the failure to make new investments or acquisitions as and when anticipated; natural disasters and other acts of God affecting Welltower’s properties; Welltower’s ability to re-lease space at similar rates as vacancies occur; Welltower’s ability to timely reinvest sale proceeds at similar rates to assets sold; operator/tenant or joint venture partner bankruptcies or insolvencies; the cooperation of joint venture partners; government regulations affecting Medicare and Medicaid reimbursement rates and operational requirements; liability or contract claims by or against operators/tenants; unanticipated difficulties and/or expenditures relating to future investments or acquisitions; environmental laws affecting Welltower’s properties; changes in rules or practices governing Welltower’s financial reporting; the movement of U.S. and foreign currency exchange rates; Welltower’s ability to maintain Welltower’s qualification as a REIT; key management personnel recruitment and retention; the impact of our senior leadership transition; and other risks described in Welltower’s reports filed from time to time with the SEC. Finally, Welltower undertakes no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events or otherwise, or to update the reasons why actual results could differ from those projected in any forward-looking statements. 2

Recent Developments Seniors Housing Operating (SHO) Portfolio Update (1) • Total SHO portfolio occupancy declined approximately 220 basis points (bps) during 4Q2020 from 78.4% to 76.2%. Month-to-date, occupancy has declined an additional 85bps, with occupancy of 75.3% as of January 15, 2021 • Occupancy remains pressured by a decline in move in activity resulting from the continued increase in COVID-19 cases and implementation of shelter in place orders across many of our geographies (2) • As expected, higher than anticipated COVID expenses, particularly those related to labor, PPE, and sanitation have resulted in 4Q2020 operating margins in the low-20% range . Operating margins will likely deteriorate further in 1Q2021, owing to the likelihood of further occupancy losses, elevated COVID-related expenses, and seasonal factors Rent Collections Update • Triple-Net Portfolio: Collected 97% of rent due in 4Q2020 (3) • Outpatient Medical (OM): Collected or approved short-term deferrals for over 99% of rent due in 4Q2020, consisting of 97% cash collections and 2% short-term deferrals COVID-19 Vaccine Update • Distribution of COVID-19 vaccines in seniors housing communities across the US commenced during the week of December 21, 2020. The number of vaccines administered to residents and staff in WELL communities has accelerated in recent weeks, having tripled during the week of January 15, 2020 as compared to the prior week • Some residents and staff are beginning to receive second doses of the vaccine through clinics administered by CVS/Omnicare, Walgreens, and other partners Investment Update • Since previous business update, closed on the following transactions: • Second tranche of the Wafra Inc. joint venture consisting of six OM buildings with $153 million in pro rata proceeds to WELL; a third tranche is expected to close in 1Q2021 • Second tranche of the Invesco joint venture consisting of five OM buildings for $81 million in pro rata proceeds to WELL; a third tranche is expected to close in 1Q2021 • In 4Q2020, completed pro rata dispositions of $674 million at a 5.2% blended yield; pro rata acquisitions during the quarter of $506 million completed at an initial, non-stabilized yield of 3.6% and at a significant discount to replacement cost 1. Due to rounding, some totals may not correspond with the sum of the separate figures as presented in other sections of the presentation 2. Excludes any funds received from HHS Provider Relief Fund 3 3. Short-term deferrals primarily relate to lease enforcement moratoriums in several California jurisdictionsRecent Developments Seniors Housing Operating (SHO) Portfolio Update (1) • Total SHO portfolio occupancy declined approximately 220 basis points (bps) during 4Q2020 from 78.4% to 76.2%. Month-to-date, occupancy has declined an additional 85bps, with occupancy of 75.3% as of January 15, 2021 • Occupancy remains pressured by a decline in move in activity resulting from the continued increase in COVID-19 cases and implementation of shelter in place orders across many of our geographies (2) • As expected, higher than anticipated COVID expenses, particularly those related to labor, PPE, and sanitation have resulted in 4Q2020 operating margins in the low-20% range . Operating margins will likely deteriorate further in 1Q2021, owing to the likelihood of further occupancy losses, elevated COVID-related expenses, and seasonal factors Rent Collections Update • Triple-Net Portfolio: Collected 97% of rent due in 4Q2020 (3) • Outpatient Medical (OM): Collected or approved short-term deferrals for over 99% of rent due in 4Q2020, consisting of 97% cash collections and 2% short-term deferrals COVID-19 Vaccine Update • Distribution of COVID-19 vaccines in seniors housing communities across the US commenced during the week of December 21, 2020. The number of vaccines administered to residents and staff in WELL communities has accelerated in recent weeks, having tripled during the week of January 15, 2020 as compared to the prior week • Some residents and staff are beginning to receive second doses of the vaccine through clinics administered by CVS/Omnicare, Walgreens, and other partners Investment Update • Since previous business update, closed on the following transactions: • Second tranche of the Wafra Inc. joint venture consisting of six OM buildings with $153 million in pro rata proceeds to WELL; a third tranche is expected to close in 1Q2021 • Second tranche of the Invesco joint venture consisting of five OM buildings for $81 million in pro rata proceeds to WELL; a third tranche is expected to close in 1Q2021 • In 4Q2020, completed pro rata dispositions of $674 million at a 5.2% blended yield; pro rata acquisitions during the quarter of $506 million completed at an initial, non-stabilized yield of 3.6% and at a significant discount to replacement cost 1. Due to rounding, some totals may not correspond with the sum of the separate figures as presented in other sections of the presentation 2. Excludes any funds received from HHS Provider Relief Fund 3 3. Short-term deferrals primarily relate to lease enforcement moratoriums in several California jurisdictions

Seniors Housing Operating & Triple-Net Portfolio Update 4Seniors Housing Operating & Triple-Net Portfolio Update 4

Spectrum of Seniors Housing Seniors housing has many forms across acuity and cost spectrums from addressing the needs of the active senior who is looking for a home that is purpose-built and affordable to higher acuity in high barrier to entry markets Relative Cost of $ $$$ Care Senior Independent Assisted Memory Post-Acute Home Apartments Living Living Care Care Activities / ✓✓✓✓✓ Programming Transport / Laundry ✓✓✓✓ On-demand Meals ✓✓✓✓ services via Care Services strategic ✓✓✓ (Activities of daily living) partnerships Post-Acute and ✓ Chronic Care Select Welltower Operators 5Spectrum of Seniors Housing Seniors housing has many forms across acuity and cost spectrums from addressing the needs of the active senior who is looking for a home that is purpose-built and affordable to higher acuity in high barrier to entry markets Relative Cost of $ $$$ Care Senior Independent Assisted Memory Post-Acute Home Apartments Living Living Care Care Activities / ✓✓✓✓✓ Programming Transport / Laundry ✓✓✓✓ On-demand Meals ✓✓✓✓ services via Care Services strategic ✓✓✓ (Activities of daily living) partnerships Post-Acute and ✓ Chronic Care Select Welltower Operators 5

Seniors Housing Operator Platform | Power of Diversification Diversity Across Acuity, Geography and Operating Model Operator Diversification | Average Monthly Rent vs Average Portfolio Acuity $$$ $ Low Average Portfolio Acuity High 6 Monthly RentSeniors Housing Operator Platform | Power of Diversification Diversity Across Acuity, Geography and Operating Model Operator Diversification | Average Monthly Rent vs Average Portfolio Acuity $$$ $ Low Average Portfolio Acuity High 6 Monthly Rent

SHO Portfolio | Occupancy Observations

Total SHO Portfolio Month-End Occupancy[1]



85%
83%
81%
79%
77%
75%
-80 bps
-230 bps
-170 bps
-90 bps
-60 bps
-60 bps
-30 bps
-40 bps
-70 bps
-100 bps
February
March
April
May
June
July
August
September
October
November
December

1. Occupancy represents approximate month end occupancy for all SHO properties in operation as of February 29, 2020, excluding only acquisitions, executed dispositions and development conversions since this date. Approximate month end spot occupancy is as follows: February – 85.6%; March – 84.8%; April – 82.5%; May – 80.8%; June – 79.9%; July – 79.2%; August – 78.7%; September – 78.4%; October – 78.0%; November – 77.2%; December – 76.2%

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SHO Portfolio | Move Ins & Move Outs(1)



Indexed Move Ins Since February 2020
76% Decline Feb → Apr
161% Increase Apr → Dec
120.0
100.0
80.0
60.0
40.0
20.0
0.0
100.0
82.8
23.7
29.7
53.9
65.1
71.3
82.9
78.2
62.7
61.9
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec



Indexed Move Outs Since February 2020
20% Decline Feb → Dec
120.0
100.0
80.0
60.0
40.0
20.0
0.0
100.0
109.0
101.8
84.5
74.0
78.2
78.4
79.6
78.5
81.7
80.0
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec

1. November Move Ins & Move Outs have been updated since the December 15, 2020 update to reflect final data received from operators. December represents preliminary data as reported by operators

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(1) SHO Portfolio | COVID-19 Impact Operations Update Resident COVID-19 Cases – Trailing Two Weeks 1142 1,200 1058 1,000 • Operators continue to test new residents for COVID-19 885 791 prior to and post move-in and generally require a period 800 of self-quarantine post move-in 627 567 600 526 487 486 458 • Where in-person visitation is permitted, stringent 429 350 338 400 protocols are enforced 305 292 270 247 238 230 166 166 151154 151 • Virtual tours continue to be utilized while in-person tours 200 127 126 125127 112 117 104 95 94 100 92 78 82 69 71 63 46 46 38 9 are offered on a more limited basis 1 0 • Elevated cleaning and PPE protocols remain in place WELL Indexed Move-Ins vs. Trailing Four Week MSA Case Counts WELL Indexed Move Ins WELL MSAs Trailing 4-Week Cases COVID-19 Impact 100 3,500K Global surge in COVID cases 100 90 amplifes seasonal slowdown 3,000K in move in activity Communities re-open 80 • 84% of communities are accepting new residents, down 83 83 78 2,500K 70 from 96% and 95% as of mid-November and mid- 71 60 December, respectively 65 2,000K 63 62 50 Widespread 54 • 64% of communities have zero reported COVID-19 1,500K community closures 40 cases on a trailing two week (TTW) basis versus 90% 30 1,000K and 82% in mid-November and mid-December, 30 20 respectively 24 500K 10 • Resident COVID-19 cases on a TTW basis have - 0K increased following the recent rise in COVID cases Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec across our geographies 9 1. All data presented as of January 15, 2021 as reported by operators(1) SHO Portfolio | COVID-19 Impact Operations Update Resident COVID-19 Cases – Trailing Two Weeks 1142 1,200 1058 1,000 • Operators continue to test new residents for COVID-19 885 791 prior to and post move-in and generally require a period 800 of self-quarantine post move-in 627 567 600 526 487 486 458 • Where in-person visitation is permitted, stringent 429 350 338 400 protocols are enforced 305 292 270 247 238 230 166 166 151154 151 • Virtual tours continue to be utilized while in-person tours 200 127 126 125127 112 117 104 95 94 100 92 78 82 69 71 63 46 46 38 9 are offered on a more limited basis 1 0 • Elevated cleaning and PPE protocols remain in place WELL Indexed Move-Ins vs. Trailing Four Week MSA Case Counts WELL Indexed Move Ins WELL MSAs Trailing 4-Week Cases COVID-19 Impact 100 3,500K Global surge in COVID cases 100 90 amplifes seasonal slowdown 3,000K in move in activity Communities re-open 80 • 84% of communities are accepting new residents, down 83 83 78 2,500K 70 from 96% and 95% as of mid-November and mid- 71 60 December, respectively 65 2,000K 63 62 50 Widespread 54 • 64% of communities have zero reported COVID-19 1,500K community closures 40 cases on a trailing two week (TTW) basis versus 90% 30 1,000K and 82% in mid-November and mid-December, 30 20 respectively 24 500K 10 • Resident COVID-19 cases on a TTW basis have - 0K increased following the recent rise in COVID cases Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec across our geographies 9 1. All data presented as of January 15, 2021 as reported by operators

Triple-Net Portfolio Update

97% of rent due in 4Q2020 collected in Triple-Net portfolio

	Triple-Net Coverages[1]			Operations	Financials
		2Q20	3Q20		
SH NNN	EBITDAR	1.04x	1.02x	Recent operational headwinds comparable to those experienced within the SHO portfolio	Near-term pressure on coverage ratios is expected as fundamental performance is anticipated to track that of SHO portfolio SH operators are expected to receive funding from HHS' Provider Relief Fund
	EBITDARM	1.20x	1.19x		
LT/PAC	EBITDAR	1.13x	1.12x	Occupancy levels have recently declined following the recent rise in COVID cases across our geographies COVID-related expenses have recently increased resulting in continued pressure on operating margins	Coverage inclusive of government support Genesis: revised revenue recognition to a cash-basis accounting method from a straight-line accounting method beginning 3Q2020
	EBITDARM	1.43x	1.42x		
Health System	EBITDAR	2.13x	2.83x	ProMedica experiencing similar fundamental trends as those recently witnessed in the broader seniors housing and post-acute care spaces	Rent current through January 2021 Coverage inclusive of government support
	EBITDARM	2.75x	3.24x		

1. Represents trailing twelve-month coverage metrics reported on a one-quarter lag for the stable portfolio. Please see our 2Q20 and 3Q20 Supplemental for further information on EBITDAR and EBITDARM coverage

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COVID-19 Path to Recovery Vaccine Update (since prior Business Update) (1) • US Food and Drug Administration (FDA) granted Emergency Use Authorization (EUA) to Moderna for its vaccine on December 18, 2020 (2) • UK’s Medicines & Healthcare Products Regulatory Agency (MHRA) granted authorization for the emergency supply of AstraZeneca’s vaccine on December 30, 2020 • Johnson & Johnson Phase 1/2a trials of its single-dose COVID-19 vaccine demonstrated immunity for up to 71 days and is expected to release results of (3) Phase 3 trials in late-January 2021 (4) • AstraZeneca is expected to release data from a larger US clinical trial by February 2021 Vaccine Distribution • UK seniors housing staff began receiving initial doses of the Pfizer vaccine during the week of December 7, 2020 and many have received a second dose • Initial administering of the vaccine in US seniors housing communities began late December with residents beginning to receive second doses in mid-January • As of January 15, 2021, approximately 1.4 million vaccine doses have been administered in long-term care facilities in the US through the Federal Pharmacy (5) Partnership for Long-Term Care Program Welltower Response • Coordinating connections for SH operators with CVS/Omnicare and Walgreens on distribution of COVID-19 vaccine to Welltower communities with a current focus on staff and resident education around vaccine efficacy and safety • CVS and Walgreens have previously established protocols for the distribution of seasonal flu vaccine within our communities which will provide platform for rollout of potential COVID-19 vaccines • Ongoing dialogue with the NIH Warp Speed team and pharmaceutical companies to monitor upcoming therapeutics • Continued collaboration with UCSF and Johns Hopkins faculty to support operator planning and logistical preparation for upcoming vaccine distributions 1. https://www.fda.gov/news-events/press-announcements/fda-takes-additional-action-fight-against-covid-19-issuing-emergency-use-authorization-second-covid 2. https://www.astrazeneca.com/media-centre/press-releases/2020/astrazenecas-covid-19-vaccine-authorised-in-uk.html 3. https://www.jnj.com/johnson-johnson-covid-19-vaccine-candidate-interim-phase-1-2a-data-published-in-new-england-journal-of-medicine 4. https://www.wsj.com/articles/astrazeneca-and-oxfords-bumpy-partnership-hangs-over-covid-vaccines-future-11609336498 11 5. https://covid.cdc.gov/covid-data-tracker/#vaccinations. Data are specific to the Federal Pharmacy Partnership for Long-Term Care (LTC) Program and primarily include skilled nursing and assisted living facilities. Doses administered refers to vaccine administered to LTCF residents and staff, as reported to CDC by the pharmacy partners participating in the program. These data do not include doses administered to LTCF residents and staff outside the Federal Pharmacy Partnership for Long-Term Care Program. Vaccine administration through the federal program launched nationally on December 21 for Pfizer-BioNTech vaccine and on December 28 for Moderna vaccine. COVID-19 Path to Recovery Vaccine Update (since prior Business Update) (1) • US Food and Drug Administration (FDA) granted Emergency Use Authorization (EUA) to Moderna for its vaccine on December 18, 2020 (2) • UK’s Medicines & Healthcare Products Regulatory Agency (MHRA) granted authorization for the emergency supply of AstraZeneca’s vaccine on December 30, 2020 • Johnson & Johnson Phase 1/2a trials of its single-dose COVID-19 vaccine demonstrated immunity for up to 71 days and is expected to release results of (3) Phase 3 trials in late-January 2021 (4) • AstraZeneca is expected to release data from a larger US clinical trial by February 2021 Vaccine Distribution • UK seniors housing staff began receiving initial doses of the Pfizer vaccine during the week of December 7, 2020 and many have received a second dose • Initial administering of the vaccine in US seniors housing communities began late December with residents beginning to receive second doses in mid-January • As of January 15, 2021, approximately 1.4 million vaccine doses have been administered in long-term care facilities in the US through the Federal Pharmacy (5) Partnership for Long-Term Care Program Welltower Response • Coordinating connections for SH operators with CVS/Omnicare and Walgreens on distribution of COVID-19 vaccine to Welltower communities with a current focus on staff and resident education around vaccine efficacy and safety • CVS and Walgreens have previously established protocols for the distribution of seasonal flu vaccine within our communities which will provide platform for rollout of potential COVID-19 vaccines • Ongoing dialogue with the NIH Warp Speed team and pharmaceutical companies to monitor upcoming therapeutics • Continued collaboration with UCSF and Johns Hopkins faculty to support operator planning and logistical preparation for upcoming vaccine distributions 1. https://www.fda.gov/news-events/press-announcements/fda-takes-additional-action-fight-against-covid-19-issuing-emergency-use-authorization-second-covid 2. https://www.astrazeneca.com/media-centre/press-releases/2020/astrazenecas-covid-19-vaccine-authorised-in-uk.html 3. https://www.jnj.com/johnson-johnson-covid-19-vaccine-candidate-interim-phase-1-2a-data-published-in-new-england-journal-of-medicine 4. https://www.wsj.com/articles/astrazeneca-and-oxfords-bumpy-partnership-hangs-over-covid-vaccines-future-11609336498 11 5. https://covid.cdc.gov/covid-data-tracker/#vaccinations. Data are specific to the Federal Pharmacy Partnership for Long-Term Care (LTC) Program and primarily include skilled nursing and assisted living facilities. Doses administered refers to vaccine administered to LTCF residents and staff, as reported to CDC by the pharmacy partners participating in the program. These data do not include doses administered to LTCF residents and staff outside the Federal Pharmacy Partnership for Long-Term Care Program. Vaccine administration through the federal program launched nationally on December 21 for Pfizer-BioNTech vaccine and on December 28 for Moderna vaccine.

Vaccine and Therapeutics Timeline

2Q20 → 3Q20 → 4Q20 → 2021

Period	Event
2Q20	Welltower engaged in active dialogue with CVS/Omnicare, Walgreens, and academic partners on testing, vaccine distribution and therapeutics
3Q20	Gilead granted EUA for Remdesivir[1]
3Q20	Welltower engaged in active dialogue with the NIH's Warp Speed team to monitor potential vaccines and therapeutics
4Q20	Pfizer announces 90% efficacy rate for its COVID-19 vaccine; anticipates 50 million doses available by YE 2020 with an additional 1.3 billion doses by YE 2021[2]
4Q20	Eli Lilly granted EUA for monoclonal antibody therapy, bamlanivimab[3]
4Q20	Moderna and AstraZenenca announce 94.5% and 90% efficacy rate, respectively, for COVID-19 vaccines[4,5]
4Q20	EUA granted for Pfizer and Moderna vaccine and distribution begins in the UK, US, and Canada[6] ; AstraZeneca granted EUA in the UK on December 30, 2020[7]
4Q20	UK SH staff begin to receive initial doses of the Pfizer vaccine during week of December 7, 2020
4Q20	Vaccine distribution from Pfizer and Moderna began on December 21st and 28th, respectively, in US seniors housing communities
2021	Johnson & Johnson releases Phase 1/2a clinical trial results and is expected to release Phase 3 results in late-January[8]
2021	Expansion of Phase 1 & initial Phase 2-4 vaccine distribution[9]

WELL Engagement

Ongoing

Anticipated Future Event

1. https://www.fda.gov/news-events/press-announcements/covid-19-update-fda-broadens-emergency-use-authorization-veklury-remdesivir-include-all-hospitalized
2. https://investors.pfizer.com/investor-news/press-release-details/2020/Pfizer-and-BioNTech-Announce-Vaccine-Candidate-Against-COVID-19-Achieved-Success-in-First-Interim-Analysis-from-Phase-3-Study/default.aspx
3. https://www.fda.gov/news-events/press-announcements/coronavirus-covid-19-update-fda-authorizes-monoclonal-antibody-treatment-covid-19
4. https://investors.modernatx.com/news-releases/news-release-details/modernas-covid-19-vaccine-candidate-meets-its-primary-efficacy
5. https://www.cidrap.umn.edu/news-perspective/2020/12/phase-3-trials-show-astrazeneca-covid-vaccine-has-90-efficacy
6. https://www.fda.gov/news-events/press-announcements/fda-takes-key-action-fight-against-covid-19-issuing-emergency-use-authorization-first-covid-19
7. https://www.astrazeneca.com/media-centre/press-releases/2020/astrazenecas-covid-19-vaccine-authorised-in-uk.html
8. https://www.jnj.com/johnson-johnson-covid-19-vaccine-candidate-interim-phase-1-2a-data-published-in-new-england-journal-of-medicine
9. https://www.nationalacademies.org/our-work/a-framework-for-equitable-allocation-of-vaccine-for-the-novel-coronavirus

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Outpatient Medical Portfolio Update 13Outpatient Medical Portfolio Update 13

Outpatient Medical | Update Operations • 93.7% portfolio occupancy at December 31, 2020 • All buildings are open and operating with enhanced maintenance and cleaning protocols Financial • Approximately 99% of rent due in 4Q2020 has been collected or had deferral requests approved by WELL • 99% repayment rate of deferral plans billed to date • No material abatements have been provided to date • Tenant retention remains above historical averages, achieving a rate of approximately 91% and 88% during 4Q2020 and full year 2020, respectively • New leasing velocity continues to be uneven due to COVID impact 14Outpatient Medical | Update Operations • 93.7% portfolio occupancy at December 31, 2020 • All buildings are open and operating with enhanced maintenance and cleaning protocols Financial • Approximately 99% of rent due in 4Q2020 has been collected or had deferral requests approved by WELL • 99% repayment rate of deferral plans billed to date • No material abatements have been provided to date • Tenant retention remains above historical averages, achieving a rate of approximately 91% and 88% during 4Q2020 and full year 2020, respectively • New leasing velocity continues to be uneven due to COVID impact 14

Investments & Balance Sheet Update 15Investments & Balance Sheet Update 15

Investment & Balance Sheet Highlights

Notable Fourth Quarter & 2020 Highlights

- **Near-term liquidity of approximately $5.0 billion[1] as of December 31, 2020**
- As of December 31, 2020, completed approximately $3.7 billion in pro rata dispositions year-to-date at a yield of 5.4%
- **Previously announced dispositions include**:
  - 18 OM properties in a joint venture with Wafra Inc. for **$308 million in pro rata proceeds at a yield of 5.4%**; third tranche is expected to close in early 1Q2021
  - 18 OM properties in a joint venture with Invesco Real Estate for **$302 million in pro rata proceeds at a yield of 5.4%**; third tranche is expected to close in early 1Q2021
  - 6 asset SHO portfolio for **$183 million in pro rata proceeds at a 3.6% yield**
- As of December 31, 2020, completed approximately **$1.6 billion[2] in pro rata gross investments primarily through development funding and acquisitions**

No material unsecured bond maturities before March 2023

Baa1	BBB+	BBB+
Moody's	S&P Global	Fitch Ratings

Weighted Average Maturity of 7.4 years[3,4]



USD Unsecured
USD Secured
CAD Unsecured
CAD Secured
GBP Unsecured
WAI
4,000M
3,500M
3,000M
2,500M
2,000M
1,500M
1,000M
500M
0M
1.64%
3.26%
1.98%
2.80%
3.87%
3.88%
4.17%
2.96%
4.48%
3.57%
4.17%
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
After

1. Includes estimated cash balance of $2.0 billon as of December 31, 2020, including cash and cash equivalents and IRC Section 1031 deposit and $3.0 billion capacity under Welltower's revolving credit facility
2. Includes preliminary 4Q2020 development funding
3. Represents September 30, 2020 data with pro forma adjustments to reflect the October 2020 extinguishment of $124M of secured debt related to the September defeasances and October asset dispositions as if the transactions had occurred on September 30, 2020. Represents pro rata principal amounts due and excluding unamortized premiums/discounts or other fair value adjustments as reflected on the balance sheet. Excludes lease liabilities relating to both finance and operating leases
4. Our unsecured commercial paper program and our unsecured revolving credit facility had a zero balance as of September 30, 2020. The unsecured revolving credit facility matures on July 19, 2022 (with an option to extend for two successive terms of six months each at our discretion). Available borrowing capacity of our unsecured revolving credit facility was $3,000,000,000 as of September 30, 2020

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